UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 27, 2019
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
           (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	CP	New York Stock Exchange
Common Share Purchase Rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01          Entry into a Material Definitive Agreement.

On September 27, 2019, Canadian Pacific Railway Company (“CPRC”), a wholly owned subsidiary of Canadian Pacific Railway Limited (the “Registrant”), and the Registrant, entered into an amended and restated credit agreement dated as of September 27, 2019 (the “Amended and Restated Credit Agreement”) which amends and restates the credit agreement dated as of September 26, 2014, as amended by that certain first amending agreement, dated as of June 15, 2015, and as further amended by that certain second amending agreement, dated as of September 17, 2015, third amending agreement dated as of June 28, 2016, fourth amending agreement dated as of June 23, 2017 and fifth amending agreement dated as of June 8, 2018 (as so amended, the “Credit Agreement”), between CPRC, as borrower, the Registrant, as covenantor, Royal Bank of Canada, as administration agent, and the various lenders party thereto.

The Amended and Restated Credit Agreement amends and restates the Credit Agreement to provide for, among other things, the extension of the 5 Year Maturity Date (as such term is defined in the Amended and Restated Credit Agreement) from June 28, 2023 to September 27, 2024) of the 5 Year Facility (as such term is defined in the Amended and Restated Credit Agreement) and a new U.S.$300,000,000 2 Year Facility (as such term is defined in the Amended and Restated Credit Agreement) maturing September 27, 2021.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 10.1
Amended and Restated Credit Agreement, dated as of September 27, 2019, between Canadian Pacific Railway Company, as Borrower, Canadian Pacific Railway Limited, as Covenantor, Royal Bank of Canada, as Administrative Agent, and the various Lenders party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.1
Amended and Restated Credit Agreement, dated as of September 27, 2019, between Canadian Pacific Railway Company, as Borrower, Canadian Pacific Railway Limited, as Covenantor, Royal Bank of Canada, as Administrative Agent, and the various Lenders party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2019

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary